MANDATORILY REDEEMABLE PREFERRED EQUITY	12 Months Ended
Dec. 31, 2013
Mandatorily Redeemable Preferred Equity Disclosure [Abstract]
Mandatorily Redeemable Preferred Equity Disclosure

8.       MANDATORILY REDEEMABLE PREFERRED EQUITY

In connection with the financing of the acquisition of substantially all of the cable assets of Adelphia Communications Corporation in 2006, Time Warner NY Cable LLC (“TW NY Cable”), a former subsidiary of TWC, issued $300 million of its Series A Preferred Membership Units (the “TW NY Cable Preferred Membership Units”) to a limited number of third parties. On August 1, 2013, all of the TW NY Cable Preferred Membership Units were redeemed by TW NY Cable as required pursuant to their terms for an aggregate redemption price of $300 million plus accrued dividends. The TW NY Cable Preferred Membership Units paid cash dividends at an annual rate equal to 8.210% of the sum of the liquidation preference thereof on a quarterly basis.